Exhibit 99.1
GATX Corporation Company and Industry Profile

Forward-Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Some of these statements may be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" or other words and terms of similar meaning. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including those described in GATX's Annual Report on Form 10-K and other filings with the SEC, and that actual results or developments may differ materially from those in the forward-looking statements. Specific factors that might cause actual results to differ from expectations include, but are not limited to, general economic, market, regulatory and political conditions in the rail, marine, industrial and other industries served by GATX and its customers; lease rates, utilization levels and operating costs in GATX's primary asset segments; conditions in the capital markets; changes in GATX's credit ratings and financing costs; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX's primary markets including lease pricing and asset availability; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the opportunity for remarketing income; the outcome of pending or threatened litigation; and other factors. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief or expectation only as of the date hereof. GATX has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances. NYSE: GMT

GATX Corporation GATX Corporation provides operating leases and related services to customers in the rail, marine and industrial equipment markets GATX strives to: Provide an attractive risk-adjusted return to shareholders Be an excellent operator focused on providing quality services to customers Provide clear direction and challenging opportunities to employees

GATX Corporate History Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919; paid without interruption since Railcar leasing remains the foundation of GATX

GATX Strengths Keys to Success GATX leases long-lived, widely-used assets Railcars - Marine Vessels Locomotives - Industrial Equipment Assets that GATX uniquely understands Assets requiring valuable services that GATX provides

2004-2008 Strategic Positioning Took a number of strategic actions Exited volatile assets and businesses Exited aircraft, technology, telecom, and venture leasing Strengthened balance sheet and improved credit ratings Dramatically reduced leverage Improved ratings two notches to Baa1/BBB+ Invested with discipline Invested more than $3.0 billion, primarily in Rail Capitalized on strong market Sold assets at high market prices Extended lease terms at attractive lease rates Scrapped older railcars at high prices These actions have positioned GATX to manage through and capitalize on a market downturn

Business Profile Rail Specialty ASC Aircraft Tech Venture Assets 0.49 0.15 0.02 0.18 0.12 0.04 Rail Specialty ASC Other Asset Mix 0.83 0.1 0.04 0.03 Rail 83% Specialty 10% Other 3% ASC* 4% $6.3 billion NBV (assets of continuing operations on and off balance sheet) as of 12/31/08 Asset Mix *American Steamship Company $7.7 billion NBV (assets of continuing operations on and off balance sheet) as of 12/31/00 2000 2008 Rail 49% Specialty 15% ASC* 2% Aircraft 18% Tech 12% Venture 4%

Business Profile Operating Lease Finance Lease ASC Joint Venture Other Assets 0.72 0.07 0.05 0.05 0.11 Transportation Assets Other Industry Focus 0.93 0.07 Operating Lease Assets 74% Finance Leases 5% Other 9% ASC 6% $6.3 billion NBV (assets of continuing operations on and off balance sheet) as of 12/31/08 Transportation Assets 93% Other 7% Asset Structure Industry Focus Joint Ventures 6%

Rail Industry

Rail Industry North American Railcar Market Railroads Shippers Lessors Railcars 0.26 0.2 0.54 1,745,784 railcars Lessors 54% Railroads 26% Shippers 20% Source: Umler as of 12/2008

Rail Industry North American Fleet Composition Other Intermodal Flat Cars Open Hoppers Box Cars Gondolas Tank Cars Covered Hoppers Lessor owned 1241 61911 120979 51721 94919 87489 249599 283362 Shipper owned 1453 1836 4502 59438 5760 75203 72081 125156 Railroad owned 1587 13216 30870 79722 88424 112551 2474 119576 Cars are owned by railroads, shippers and lessors Tank cars are owned by lessors such as GATX or shippers who utilize this car type Railroads do not have an ownership presence in tank cars as these cars have more complex service requirements Source: Umler as of 12/2008 (000s of Railcars)

Source: Association of American Railroads (AAR) Rail Industry Shipment Composition Coal Intermodal Chemicals Autos Farm/Agriculture Food/Kindred Other East 0.24 0.36 0.06 0.06 0.05 0.05 0.18 Key commodity markets for the North American Class I railroads include coal, intermodal, and chemicals The chart at left is based on Class I U.S. revenues; the same chart based on ton miles would show a much higher percentage (44%) for coal, reflecting the high-volume, low- cost, long-haul nature of transporting this commodity as of 12/31/07

Rail Industry Carloading Trends 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 All Commodities 20293 20547 20779 20682 20634 20435 20148 20207 20904 21145 21225 20983 20347 2004-2006 rail traffic was driven by increased demand across most major commodity types Decline in 20072008 carloads reflect difficulties in nearly every sector; sharp decline in 4Q'08 Combined U.S. and Canadian carload traffic declined 9.0% in the fourth quarter of 2008 U.S. chemical and petroleum products carloads decreased 2.4% and 6.2% respectively in 2008 Source: American Association of Railroads (AAR) - Combined U.S. and Canada originated carloads, excluding intermodal Carloads Originated - U.S. & Canada Carloads (000s)

Rail Industry Railcar Manufacturing Backlog 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q1 63453 55680 30825 19991 6443 24055 42242 59416 86857 79038 65223 Q2 63120 43456 28176 14452 9281 33383 51446 60544 85692 73911 61573 Q3 69858 36811 26218 11888 14491 31858 61052 60986 88116 67000 52154 Q4 66390 33142 22648 8089 18402 33967 58677 69408 85826 75860 31921 The cyclical nature of the railcar manufacturing industry is reflected in the backlog of railcar orders at the railcar manufacturers, bottoming at 6,000 cars in early 2002 High railcar order backlogs in 2006 and 2007 resulted from market conditions and speculation in certain car types, particularly for ethanol service Decline in 2008 reflects drop in orders as economic pressures mounted Source: Railway Supply Institute Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Number of Cars Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Rail

Rail GATX's largest, most valuable franchise One of the largest railcar and locomotive lessors in North America A leading North American tank car lessor Strong market identity Own, manage or have interest in approximately 166,000 railcars worldwide Expanding international presence with approximately 44,000 railcars Service-intensive business Repair, maintenance, training, engineering support Excellent long-term customer relationships Leading service provider to shippers in chemical, petroleum, and food industries Over 1,000 customers with strong credit profile

Worldwide Rail Fleet 166,000 Railcars 700 Locomotives North America Europe Railcar distribution 0.74 0.26 166,000 railcars as of 12/31/08 RAILCARS North America Europe Total Owned 113,000 20,000 133,000 Interest In 6,000 24,000 30,000 Managed 3,000 <1,000 3,000 Rail Total 122,000 44,000 166,000 Own, Manage and Interest In Approximately: GATX Railcar Distribution North America 73% Europe 27%

GATX Worldwide Owned Fleet General Service Tank Cars High Pressure Tank Cars Specialty Covered Hoppers Gravity Covered Hoppers Open Hoppers & Gondolas Other GATX Worldwide Owned Fleet (excl Spf) 0.51 0.1 0.11 0.13 0.1 0.05 133,000 railcars as of 12/31/08 Tank Cars 61% (Approximately 50 different types of tank cars) Covered Hoppers 24%

Tank Car Leasing Market North America GATX Union Tank Car GE Railcar Trinity Other East 0.26 0.35 0.12 0.13 0.14 Source: Umler as of 12/2008 Tank Car Leasing North American Market Share

GATX's Fleet
Major Car Types, Industries, Commodities

ASSETS



SERVICE



EXPERIENCE










	General Service Tank Cars	High Pressure Tank Cars	Specialty Covered Hoppers	Gravity Covered Hoppers	Gondolas	Open Hoppers
Industries Served	Chemical	Chemical	Plastics	Agriculture	Energy	Energy
	Petroleum	Petroleum	Food	Industrial	Construction	Construction
	Food		Industrial	Energy	Steel	Steel
	Agriculture		Energy	Construction	Waste/Recycling	Forest Products
					Forest Products	Waste/Recycling
Typical Commodities	Biofuels	LPG	High Density PE	Grain	Coal	Coal
	Caustic Soda	VCM	PET	Solid Fertilizer	Petroleum Coke	Aggregates
	Petroleum	Polypropylene	Polyvinyl Chloride	Sand	Metallurgic Coke	Scrap Metal
	Phosphoric Acid		Sugar	Cement	Aggregates	Woodchips
	Benzene		Flour	Fly Ash	Taconite	Solid Waste
	LPG		Cement	Roofing Granules	Glass Cullet	Petroleum Coke
	Crude Petroleum		Fly Ash	Minerals	Woodchips	Metallurgic Coke
	Light Fuel Oil		Sodium Chlorate			

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Rail Industries Served Chemical Petroleum Food & Agriculture Railroads Other Gross Revenues 0.29 0.32 0.14 0.14 0.11 Car types often serve multiple industry sectors Chemical 29% Petroleum 32% Food & Agriculture 14% Railroads 14% Other 11% Based on 2008 Rail gross revenues

Top 20 Top 10 Top 5 Top 1 Worldwide 0.287 0.179 0.104 0.024 1-12 Months 13-24 Months 25-36 Months 37-48 Months 49-60 Months >61 Months Worldwide 0.16 0.15 0.16 0.13 0.12 0.28 Rail has over 1,000 customers worldwide The customer base is highly diversified, with no single account exceeding 2.4% of total revenues, and the top 20 comprising approximately 29% of total revenues Average remaining lease term is approximately 4 years In 2009 in North America, leases on approximately 15,000 railcars will be up for renewal Lease renewals tend to occur evenly throughout the year Leases are fixed rate, paid monthly Top 20 Customers: Revenue Contribution as % Total Revenue Average Remaining Lease Term as of 12/31/08 Rail Worldwide Customer Base

Rail Top Customers Rank S&P Credit Rating % of Revenue 1 D 2.4% 2 BBB 2.3% 3 A 2.0% 4 Not Rated 1.6% 5 BBB 1.3% 6 BBB 1.2% 7 BBB 1.2% 8 A- 1.1% 9 AA- 1.1% 10 A- 1.0% 11 AA+ .91% 12 A .91% 13 BBB .85% 14 BBB+ .83% 15 BB .76% 16 B+ .76% 17 AA .75% 18 CCC .66% 19 AAA .66% 20 BB+ .62% AAA & AA A BBB BBB or < NR/Private Top 50 Customers 0.14 0.2 0.28 0.12 0.26 Note: Customer families sometimes include more than one customer account. Therefore, the S&P ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. as of 03/12/09 Top 50 Customer Families: Worldwide AAA & AA 14% A 20% BBB 28% BB or < 12% Not Rated/ Private 26% as of 12/31/08 Top 20 Customer Families: North America

Rail Customer Stability Customer # Year Relationship Initiated 1 1967 2 1937 3 1960 4 1945 5 1945 6 1971 7 1958 8 1958 9 1946 10 1932 GATX's commitment to the industry and extensive experience has led to stable and long-standing customer relationships that serve as the backbone of our business Customers demand that their railcar provider be committed to providing excellent service, possess a breadth and depth of knowledge, and that they be responsive and flexible The table at left shows the date of the first lease contract for each of GATX's 2008 top ten rail customers worldwide The average relationship tenure among this group is 57 years Average tenure in North America is 37 years Reflects current/predecessor companies

Locomotive Group 681 locomotives in North America GATX focuses on high-quality four- axle locomotives - the workhorses of the industry Medium horsepower (1,000HP- 2,000HP) Suitable for all railroad deployments Leases to Class 1, regional and short-line railroads, as well as industrial users North America Owned 615 Interest In 66 Rail Total 681 as of 12/31/08 as of 12/31/08 in millions 2006 2007 2008 Lease Income $ 27.3 $ 29.1 $ 35.0 Utilization 92.0% 92.9% 96.6%

100% Owned - Tank Cars as of 12/31/08 GATX Rail Europe - Austria, Germany & Poland approx. 20,000 cars 37.5% Owned - Freight Cars AAE Cargo - Switzerland approx. 24,000 cars Expansion of EU favorable to rail transportation Strong political support for enhanced freight rail system and reduced highway congestion Older European fleet entering accelerated replacement cycle Rail Europe 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 AAE 6800 8400 10000 12000 13500 14500 15500 17500 19880 19724 21220 22523 24129 GATX Rail Europe 8400 8249 8287 8335 19688 20000 20396 18446 18854 18471 19435 19724 AAE Cargo Joint Venture Young fleet - average age 9 years Largest player in intermodal segment Historically high utilization rates

GATX Rail Europe 2004 2005 2006 2007 2008 Utilization 0.88 0.91 0.95 0.97 0.97 Utilization has steadily increased due to strong demand and aggressive scrapping Length of leases tend to be shorter than US, but renewal success is high European tank car marketplace comprised of three large participants and many small players Source: GATX Rail Europe (Wholly-Owned Rail Fleet: Tank Cars) in millions 2006 2007 2008 Lease Income $ 108.0 $ 131.4 $ 153.7 GATX VTG Ermewa Other Tank Car Market Share 0.22 0.36 0.14 0.28 as of 09/2007 European Tank Car Leasing Market

GATX Rail Europe Markets Served Germany Poland Austria Hungary Switzerland Romania Benelux Slovakia Czech Republic Other Rail Europe Revenue 35.76 26.81 12.35 6.63 6.16 3.96 1.99 1.7 1.13 3.51 Source: GATX Rail Europe (Wholly-Owned Rail Fleet: Tank Cars)

GATX Rail Europe Products Carried in Tank Cars Mineral Oil* Chemical LPG Other Car Type 74 10 8 8 Source: GATX Rail Europe (Wholly-Owned Rail Fleet: Tank Cars) *Mineral Oil = light and dark petroleum products

Capitalizing on Market Environment GATX recognized the strength of the market in 2004-2008 GATX proactively used market strength to position itself to manage through and capitalize on a downturn Extend lease terms at attractive rates Scrapped/sold certain railcar types at high scrap/asset prices Limited advanced/speculative railcar orders in high asset cost environment As a result, GATX is uniquely situated to strengthen its position during the downturn

Rail Fleet Utilization - North America 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Utilization 0.91 0.93 0.95 0.95 0.93 0.92 0.93 0.95 0.95 0.95 0.96 0.95 0.94 0.91 0.9 0.9 0.93 0.98 0.98 0.99 0.98 0.98 GATX's rail fleet utilization bottomed at 90% during the last downturn, recovering during 2003-2004 The utilization rebound was driven by strong market conditions, railcar sales and scrapping and targeted acquisitions Softening of the rail market began in late 2006, due to weakness related to construction and housing, and speculation in coal cars and the ethanol car market Source: GATX (North American Owned Rail Fleet)

Capitalized on Strong Market Reduced Cars Exposed to Renewal 2004 2005 2006 2007 2008 2009 Exposed Cars 21000 23000 20000 20000 17500 15000 Renewal Months 41 51 64 67 63 Actively Extended Renewal Terms to Reduce Cars Exposed Approximate Number of Exposed Cars Renewal Months North American Fleet

Capitalized on Strong Market Captured High Lease Rates The Lease Price Index (LPI) is an internally generated business indicator that measures general lease rate pricing on renewals within the North American railcar fleet The LPI reflects the weighted average lease rate for a select group of railcar types that GATX believes to be representative of its overall North American fleet The LPI renewal rate change measures the percentage (%) change between the weighted average expiring lease rate and weighted average renewal lease rate on railcars renewing in a given period LPI Renewal Rate Change LPI Renewal Rate Change 2005 9.9% 2006 16.8% 2007 13.5% 2008 5.2%

Capitalized on Strong Market Optimized Fleet, Limited Orders 2004 2005 2006 2007 2008 # of Cars Scrapped 3,265 1,964 1,763 2,392 4,151 # of Cars Sold 1,400 2,040 2,212 1,660 2,860 Total 4,665 4,040 3,975 4,052 7,011 2009 2010 2011 Total Committed Railcar Orders 2,000 250 --- 2,250 Options --- 1,750 1,250 3,000 Total 2,000 2,000 1,250 5,250 Sold and scrapped less optimal cars at record prices.... and refrained from placing speculative orders at record prices....

Rail Market Environment Industry faces challenges in 2009 Rail traffic levels weak Industry has significant idle inventory Ethanol-capable tank cars Construction-related railcars Grain cars and coal cars Intermodal Industry-wide order backlog dropping as orders decline and manufacturers cancel production Car prices declining as steel prices retreat and manufacturers cut margin to attract orders Lease rates declining European market slowing

Rail Focus for 2009 Utilization Control maintenance costs Selectively grow fleet Capitalize on strong competitive position GATX has consistently been a market force for 110 years Experienced in every operating cycle and market environment

Rail Competitive Strengths GATX has built and maintained a strong market position by focusing on full-service leasing What do we mean by "full service"?

Rail Competitive Strengths GATX provides the expertise, knowledge and services essential to our customers Maintenance Engineering Training

Rail Maintenance Network Maintaining railcars and locomotives is a necessary and complicated process; customers rely on GATX to manage this maintenance process In North America, GATX owns a network of seven (7) full-scale maintenance facilities six (6) customer site locations seven (7) fast track service centers and 20 mobile service units GATX also works with a number of preferred third-party service providers throughout North America In Europe, GATX has a major service centers in Germany and Poland as well as two customer site locations in Poland In 2008, GATX performed more than 76,000 service events per year in its owned and third-party maintenance network in North America

Rail Maintenance Services GATX handles every aspect of railcar maintenance, from routine service to complex railcar overhauls and retrofits GATX utilizes the latest in railcar maintenance equipment technology, including non-destructive testing inspection equipment, high-capacity overhead crane systems, environmentally-compliant paint spray booths with plural component spray equipment, and closed loop cleaning systems Sample services include: Regulatory compliance work Rebuilds Lining repairs Safety valve/coil testing Air brake system maintenance Insulation inspection

Rail Engineering GATX's rail engineering team, comprised of experienced mechanical, structural, and chemical engineers, is constantly communicating with the customer base Each customer faces a unique set of transportation challenges. Railcar needs change based on factors such as a customer's commodity focus or the location and layout of their manufacturing facilities GATX's engineers draw on decades of experience to identify solutions that are tailored for each customer

Training Signing a full-service lease is a starting point for GATX's long- term relationships with its customers GATX's service offering goes beyond maintenance and engineering to include ongoing training for customers. Since customers are the operators of the railcars, they need to be well versed in the equipment and related regulations GATX offers rail customer training, both at company headquarters and through its "Tank Trainer" mobile classroom. This rolling classroom is in use year-round at customer facilities across North America

Specialty

Specialty Owned Portfolio Marine Industrial Equipment Aircraft Engines Other Specialty Owned Portfolio 0.49 0.21 0.08 0.22 Specialty focuses primarily on marine and industrial equipment Seeks to invest in long-lived, widely-used assets critical to operations of customers Marine: co-investments with blue- water shipping pool operators Industrial Equipment Finance: provides tailored equipment leasing solutions to meet the needs of the North American industrial sector The Specialty portfolio is comprised of transactions that GATX originated directly with customers, as well as equipment acquired in the "secondary market" Expertise in Portfolio and Equipment Management NBV = $654 mm as of 12/31/08 Owned Portfolio Industrial Equipment 27% Rolls-Royce Joint Venture 8% Inland Marine 24% Other 18% Marine JVs 23%

Marine GATX has invested in "blue water" (ocean-going) marine vessels for over 20 years GATX partners with leading ship owners and operators to invest in existing and new-build vessels

Marine
Blue Water Joint Ventures

ASSETS

SERVICE

EXPERIENCE


as of 12/31/08

JV Name	Partner	Partner Fleet Total Number of Vessels	GATX Investment Focus Vessel Type	JV Number of Vessels
Clipper Third	Clipper Group	200	Bulk Carriers	4
Clipper Fourth	Clipper Group	200	Chemical Parcel Tankers	14
Cardinal Marine	IMC Corp.	80	Chemical Parcel Tankers	6
Somargas	IM Skaugen	35	LPG/E Carriers	6
Singco	IM Skaugen	35	Multi-gas Carriers	4*

- Partners are **leading ship owners and operators** with decades of shipping experience, reputations for outstanding service, and shared investment philosophy
- Our jointly-owned vessels are a small part of the overall pool of vessels operated by our partners
- **Overlap with GATX's rail customers** – major international manufacturing and industrial firms
- **Products Carried:**
  - **Bulk carriers ("handy size"):** Steel Products, Grain, Pet Coke, Alumina, Cement, Fertilizer, Forestry Products, Coal
  - **Chemical parcel tankers:** Methanol, Styrene, Benzene, P-xylene, Ethylene Glycol, MBTE, Palm Oil, Soybean Oil, Sunflower Oil, Rapeseed Oil, Caustic Soda, Lubricating Oils, Molasses
  - **LPG/E/LNG or Multi-gas carriers:** LPG, Ethylene, Propylene, Butadiene, Vinyl Chloride Monomer, Isoprene, Butylene, Anhydrous Ammonia

* Under construction; deliveries 2009-2011

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Marine Joint Ventures Vessels Cardinal Marine 45,000 DWT Chemical Parcel Tankers Somargas LPG/Ethylene Carriers Clipper Third Handysize Dry-Bulk Carriers Clipper Fourth 10,000-15,000 DWT Chemical Tankers

Industrial Equipment Finance (IEF) Provides equipment leasing solutions to meet the needs of the North American manufacturing and industrial sectors Major emphasis on equipment values and GATX's expertise/experience in certain asset classes Equipment must be core to the customer and essential use Energy Mining Automotive Transportation Other Production Transaction Volume 0.64 0.1 0.08 0.06 0.12 Energy 64% Transportation 6% Automotive 8% Mining 10% Other Production 12% $182 million NBV as of 12/31/08 Industrial Equipment Portfolio by Industry

Rolls-Royce & Partners Finance Aircraft Engine Leasing Rolls-Royce and Partners Finance Limited (RRPF) was established in 1989 as a joint venture by Rolls-Royce PLC; GATX became 50/50 partner in 1998 One of the largest spare engine portfolios in the industry Approximately 300 aircraft engines, comprised of all Rolls-Royce and IAE types RRPF provides high levels of technical, financial and leasing expertise in the market Through RRPF, Rolls-Royce was one of the first Original Equipment Manufacturers (OEMs) to provide dedicated, long-term, spare engine lease support The Trent 700 powers the Airbus A330 The Trent 800 powers the Boeing 777

Specialty Managed Portfolio GATX leverages its asset expertise and infrastructure by managing portfolios of assets for third-party owners Management activities include re- leasing initiatives, asset sales, advisory services, and back-office functions GATX is paid a management fee while also typically retaining a "residual interest" when an asset is sold; the higher the sale price, the greater the residual sharing income for GATX GATX has no investment in the managed portfolio Rail Aircraft Power Managed Portfolio 0.39 0.15 0.46 Managed Portfolio NBV = $286 million as of 12/31/08 Rail 39% Aircraft 15% Power 46%

American Steamship Company

American Steamship Company (ASC) ASC provides transportation of dry-bulk commodities on the Great Lakes Fleet of 18 self-unloading vessels Range in length from 635 feet to 1,000 feet Single trip vessel carrying capacity ranges from 24,000 to 70,000 net tons Unloading speeds range from 7,000 to 10,000 net tons per hour No shore side assistance required; can operate 24 hours a day, seven days a week Transport a variety of dry-bulk commodities including iron ore pellets, coal, and limestone aggregates Vessels operate exclusively in fresh water conditions ASC has been operating on the Great Lakes for more than 100 years, joining GATX in 1973 Composition of fleet enhances ability to meet varying levels of demand on the Lakes

ASC Market 2002 2003 2004 2005 2006 2007 2008 U.S.-Flag Cargo Carriage - Net Tons 101.5 94.7 111.3 107.7 109.7 104 100.9 The largest consumers of the cargos carried by U.S.-Flag Great Lakes vessels are the steel mills The Great Lakes states account for more than 70% of the nation's steelmaking capacity Limestone is used by the steel and construction industries Coal is transported to power generating facilities along all five Great Lakes U.S.-Flag Dry-Bulk Cargo Carriage Net Tons (millions) Source: Lake Carriers' Association 2007 ASC Interlake Key Lakes Rand Logistics Central Marine Logistics K & K Logistics Van Enkevort Upper Lakes Towing K&K Logistics ASC Commodities Carried - Net Tons 0.37 0.22 0.17 0.11 0.07 0.02 0.02 0.02 ASC 37% Interlake Steamship Company 22% Key Lakes 17% Upper Lakes Towing 2% Industry Total Annual Capacity 112 Million Net Tons Rand Logistics 11% Central Marine Logistics 7% Van Enkevort Tug and Barge 2% K & K Logistics 2% Capacity of U.S.-Flag Vessel Operators

ASC Market 2006 Iron Ore Coal Limestone Aggregates Other ASC Commodities Carried - Net Tons 0.52 0.35 0.11 0.02 2008 Steel Electric Utility Construction Other ASC Commodities Carried - Net Tons 0.5 0.37 0.09 0.04 ASC Commodities Carried 2008 Iron Ore 52% Coal 35% Limestone Aggregates 11% Other 2% 36 million net tons ASC Industries Served 2008 Steel 50% Electric Utility 37% Construction 9% Other 4%

ASC Industry Overview Industry environment is mature Customer base is highly concentrated 24 customers in 2008 Top 5 customers = 72% total ASC revenue Market is primarily driven by integrated steel producers Sailing season generally runs from April 1 to December 31

ASC Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns Great Lakes Trade Patterns

M/V American Spirit 1004' 62,400 M/V Burns Harbor 1000' 80,900 M/V Indiana Harbor 1000' 80,900 M/V Walter J. McCarthy, Jr. 1000' 80,900 M/V American Century 1000' 78,850 M/V American Integrity 1000' 78,850 M/V St. Clair 770' 44,800 M/V American Mariner 730' 37,300 M/V H. Lee White 704' 35,400 M/V John J. Boland 680' 34,000 M/V Adam E. Cornelius 680' 29,200 Str. American Victory 730' 26,300 Str. American Valor 767' 25,500 Str. American Fortitude 690' 22,300 M/V American Republic 634'-10" 25,600 M/V Buffalo 634'-10" 24,300 M/V Sam Laud 634'-10" 24,300 M/V American Courage 634'-10" 23,800 GREAT LAKES VESSELS LENGTH CAPACITY (feet) (gross tons) ASC Fleet With the most versatile fleet operating on the Great Lakes, ASC is well positioned to manage its fleet to meet changing demand levels in 2009

Financial Highlights

Financial Profile Overview Stable cash flow and contracted revenue Market leadership in the railcar leasing business Credit strength of underlying customer base Liquidity is excellent Access to capital is well diversified Financial ratios are strong Minimum future capital expenditure commitments Focus on disciplined investment and maintaining a strong balance sheet

Strengthened Balance Sheet Improved Ratings 2002 2003 2004 2005 2006 2007 2008 Recourse Leverage 5.1 4.4 3.5 3.7 2.6 2.7 2.9 Note: Total Recourse Debt = On Balance Sheet Recourse Debt + Off Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash Historical Recourse Debt/Equity Baa3/BBB- Baa1/BBB+

Disciplined Investment 2006 2007 2008 2009 Committed 2010 Committed Rail 534 487 587 301 28 Specialty 94 141 163 55 6 ASC 128 4 8 Other 7 2 23 $ millions $763 $634 $781 $356 $34 Continuing Operations

Financial Profile Strong Operating Cash Flow And Portfolio Proceeds 2004 2005 2006 2007 2008 Operating Cash Flow 210 197 293 340 364 Portfolio Proceeds 308 167 123 247 156 $ millions Continuing Operations

Financial Profile Strong Committed Cash Flows 2009 2010 2011 2012 2013 Thereafter East 845.1 669.3 511 364.9 255.2 813.3 as of 12/31/08 $3.5 billion in minimum future cash lease receipts $ millions

Financial Profile Future Debt Obligations 2009 2010 2011 2012 2013 Thereafter Debt 446 284 306 434 369 778 $ millions GATX's debt maturity schedule is level and moderate

Summary GATX Knows Business Cycles Strategic actions in recent years have positioned the company well for any environment Credit profile is attractive Focused on strengthening market leadership in the railcar leasing business during downturn Investment opportunities will continue to be pursued in a disciplined manner

GATX Financial Review For detailed financial information, please see the Supplemental Financial Information contained in the Investor Relations section of www.gatx.com